(LEASE 2)







                          COMMERCIAL LEASE AGREEMENT


                    JACKSON-SHAW TECHNOLOGY CENTER II, LTD.,
                                   Landlord

                                      to

                                ADAMS GOLF, INC.,
                                     Tenant

                                TABLE OF CONTENTS

1.  LANDLORD                                                                 4

2.  TENANT                                                                   4

3.  LEASED PREMISES                                                          4

4.  TERM                                                                     5

5.  BASE RENT AND SECURITY DEPOSIT                                           6

6.  ADDITIONAL RENTAL                                                        7

7.  TENANT REPAIRS AND MAINTENANCE                                           9

8.  LANDLORD'S REPAIRS                                                      11

9.  UTILITY SERVICE                                                         11

10. SIGNS                                                                   11

11. USAGE                                                                   12

12. INSURANCE                                                               12

13. (INTENTIONALLY DELETED)                                                 13

14. COMPLIANCE WITH LAWS, RULES AND REGULATIONS                             13

15. ASSIGNMENT AND SUBLETTING                                               13

16. ALTERATIONS AND IMPROVEMENTS                                            14

17. CONDEMNATION                                                            15


COMMERCIAL LEASE AGREEMENT - PAGE 2
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

18. FIRE AND CASUALTY                                                       16

19. CASUALTY INSURANCE                                                      17

20. WAIVER OF SUBROGATION                                                   17

21. HOLD HARMLESS                                                           17

22. QUIET ENJOYMENT                                                         18

23. LANDLORD'S RIGHT OF ENTRY                                               18

24. ASSIGNMENT OF LANDLORD'S INTEREST IN LEASE                              18

25. LANDLORD'S LIEN                                                         18

26. DEFAULT BY TENANT                                                       19

27. REMEDIES FOR TENANT'S DEFAULT                                           19

28. TERMINATION OF OPTIONS                                                  21

29. WAIVER OF DEFAULT OR REMEDY                                             21

30. CHOICE OF LAW; VENUE; ATTORNEY'S FEES                                   21

31. HOLDING OVER                                                            22

32. RIGHTS OF MORTGAGEE                                                     22

33. ESTOPPEL CERTIFICATES                                                   23

34. SUCCESSORS                                                              23

35. REAL ESTATE COMMISSION                                                  23

COMMERCIAL LEASE AGREEMENT - PAGE 3
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36. DEFAULT BY LANDLORD                                                     23

37. MECHANIC'S LIENS                                                        24

38. HAZARDOUS WASTE                                                         24

39. ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES                           25

40. FINANCIAL STATEMENTS                                                    25

41. FORCE MAJEURE                                                           25

42. MISCELLANEOUS                                                           26

43. NOTICE                                                                  27

44. LIMITATION ON TENANT'S DAMAGES                                          28


                          COMMERCIAL LEASE AGREEMENT

THIS LEASE AGREEMENT is entered into by and between:

1. LANDLORD: JACKSON-SHAW TECHNOLOGY CENTER II, LTD., a Texas Limited Partnership ("Landlord"), and

2.  TENANT: ADAMS GOLF, INC., a Texas Corporation ("Tenant").

3. LEASED PREMISES: In consideration of the rents, terms and covenants of this Commercial Lease Agreement (this "Lease"), Landlord hereby leases to Tenant certain premises (the "Leased Premises") consisting of approximately 65,135 square feet within the 65,135 square foot building (the "Building") located at 2801 E. Plano Parkway, Suite ____, Plano, Texas together with the non-exclusive right to use, in common with other tenants, the common areas of the Project, which are all areas neither exclusively leased to another tenant nor expressly reserved to or by Landlord. The land upon which the Building is located is described in the attached Exhibit A and, together with the Building, landscaping, parking and driveway areas, sidewalks, and other improvements thereon, shall be referred to in this Lease as the "Project."

COMMERCIAL LEASE AGREEMENT - PAGE 4
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

4.   TERM:

     (a) The term of this Lease shall be Six (6) years commencing on February 1, 1998, the "Commencement Date" and terminating on the last day of the same calendar month in the Sixth (6th) year following the Commencement Date (the "Termination Date"). This Commencement Date may be subject to change, however, pursuant to Paragraphs 4(b) and (c) below.

     (b) Tenant acknowledges that it accepts the Leased Premises as suitable for Tenant's purposes subject only to Paragraph 4(c) below, if applicable.
If this Lease is executed before the Leased Premises become available for occupancy, or if Landlord cannot acquire possession of the Leased Premises prior to the Commencement Date stated above, Tenant agrees to accept possession of the Leased Premises at such time as Landlord is able to tender the same, which date shall then be the Commencement Date of the Lease term.

     (c) Landlord agrees to install at its cost and expense the improvements, if any, described in the plans and specifications described in Exhibit B. If such improvements are not completed and the Leased Premises are not ready for occupancy on the Commencement Date stated above, other than as a result of the omission, delay or default by Tenant or anyone acting under or on behalf of Tenant, the rent under this Lease shall not commence until substantial completion of the work described in said plans and specifications, and the Commencement Date of the Lease term shall be the date of such substantial completion. Landlord shall notify Tenant in writing as soon as such improvements are substantially completed and ready for occupancy. If Tenant believes that such improvements have not been substantially completed as aforesaid, Tenant shall notify Landlord in writing of its objections within three (3) days after receipt of the completion notice from Landlord. Landlord shall have a reasonable time after receipt of such notice (but in no event more than 10 days) in which to commence such corrective action as may be necessary and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that the Leased Premises are completed and ready for occupancy. In the event of any dispute as to substantial completion or work performed or required to be performed by Landlord, the certificate of a registered architect shall be conclusive and binding on all parties.

     (d) Tenant acknowledges that no representations or promises regarding construction, repairs, alterations, remodeling, or improvements to the Leased Premises have been made by Landlord, its agents, employees, or other representatives, unless such are expressly set forth in this Lease or any Exhibit hereto. Tenant is solely responsible for applying for and obtaining a Certificate of Occupancy for the Leased Premises and will satisfy itself as to the business park restrictions and all zoning and similar restrictions and regulations prior to commencement of any construction. Failure of Tenant to provide written notice of such objections prior to commencement of construction shall be deemed acceptance by Tenant. Tenant agrees that if its occupancy of the Leased Premises is delayed under the circumstances described in Paragraphs 4(b) and (c) above, this Lease shall nonetheless continue in full force and effect. Adjustment of the rent commencement date as above provided shall constitute full settlement of all claims by Tenant against Landlord by reason of any such delay in possession of the Leased Premises. Tenant's taking possession of the Leased Premises shall conclusively establish that the improvements, if any, to be

COMMERCIAL LEASE AGREEMENT - PAGE 5
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

made by Landlord under the terms of this Lease have been completed in accordance with the plans and specifications therefor and that the Leased Premises are in good and satisfactory condition as of the date of Tenant's possession, unless Tenant notifies Landlord in writing specifying any bona fide deficiencies after taking possession (i) within 270 days, for the heating and air conditioning systems, and (ii) within ninety (90) days, for all other matters, after the Commencement Date. Landlord shall use reasonable diligence to repair promptly such items but Tenant shall have no claim for damages or rebate or abatement of rent by reason thereof. In conjunction with, or at any time after, the Commencement Date, Tenant shall, upon demand, execute and deliver to Landlord an Estoppel letter (as referred to in paragraph 33 herein) to acknowledge the Commencement Date.

5.  BASE RENT AND SECURITY DEPOSIT:

       (a) Tenant agrees to pay to Landlord the following rental amounts (sometimes referred to in this Lease as the "Base Rent" or "Base Rental"):
MONTHS 1 THROUGH 24, $455,952.00 PER YEAR PAYABLE IN MONTHLY INSTALLMENTS OF $37,996.00 EACH; AND MONTHS 25 THROUGH 48, $488,520.00 PER YEAR PAYABLE IN MONTHLY INSTALLMENTS OF $40,710.00 EACH; MONTHS 49 - 72, $521,088.00 PER YEAR PAYABLE IN MONTHLY INSTALLMENTS OF $43,424.00. Payment of rent is subject to proration for partial months and to adjustment for early or delayed occupancy under the terms hereof, and, if the area of the Leased Premises is, on the Commencement Date, different than the area stated in Paragraph 3 above, then Base Rent shall be adjusted to reflect $7.00 per gross square foot. Base Rent shall be payable to Landlord monthly, in advance, without demand, deduction or offset, in lawful money of the United States of America at the address stated below. The first month's Base Rent payment of $37,996.00 shall be due upon the date Tenant executes the Lease Agreement, and all other installments of Base Rent shall be due and payable on or before the first (1st) day of each month during the Lease term.

     (b) Upon the date Tenant executes the Lease Agreement, there shall be due and payable by Tenant a Security Deposit in the amount of $37,996.00. Such deposit shall be held by Landlord (without any obligation to pay interest thereon or segregate such money from Landlord's general funds except as may be required by applicable law) as security for the performance of Tenant's obligations under this Lease. Tenant agrees to increase such Security Deposit from time to time so that it is at all times equal to one monthly Base Rental installment plus the average monthly additional rentals arising pursuant to Paragraph 6 below. Tenant shall deposit cash with Landlord in an amount sufficient so to increase the Security Deposit to such amount within five (5) days after written demand by Landlord. It is expressly understood that the Security Deposit is not an advance payment of rental or a measure of Landlord's damages in the event of Tenant's default under this Lease. Upon the occurrence of any event of default by Tenant under this Lease, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use, apply, or retain all or part of the Security Deposit for the payment of (i) any Base Rent, (ii) additional rentals arising under Paragraph 6 below, and (iii) other sums due hereunder, including without limitation any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any damage, injury, expense or liability caused to Landlord by such default or breach (all of which items (i), (ii) and (iii) are sometimes referred to in

COMMERCIAL LEASE AGREEMENT - PAGE 6
--------------------------
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

the aggregate as "Rent"). If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand thereof, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the amount required by this Paragraph. Tenant's failure to do so shall be an event of default under this Lease. The balance of the Security Deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations have been fulfilled.

     (c) Other remedies for nonpayment of Rent notwithstanding, if the monthly Base Rental payment is not received by Landlord on or before the tenth (10th) day of the month for which such rent is due, or if any other Rent payment due Landlord by Tenant hereunder is not received by Landlord within ten (10) days of the due date three (3) times during any one (1) year period, a service charge of two hundred ($200.00) dollars shall be additionally due and payable by Tenant as an administrative charge for the excess efforts necessitated by such tardiness in payment. Such service charge shall be cumulative of any other remedies Landlord may have for nonpayment of Rent and other sums payable under this Lease.

     (d)  If three (3) consecutive monthly Base Rental payments or any ten
(10) [in total, cumulative from the beginning of the Lease term] monthly Base Rental payments during the Lease term (or any renewal or extension thereof) are not received by Landlord within ten (10) days of the due date, the Base Rent hereunder shall automatically become due and payable by Tenant in advance in quarterly installments equal to three (3) months' Base Rent each. The first of such quarterly Base Rent payments shall be due and payable on the first day of the next succeeding month and on the first day of every third (3rd) month thereafter. This remedy shall be cumulative of any other remedies of Landlord under this Lease for nonpayment of Rent.

6.   ADDITIONAL RENTAL:

     (a)  TAXES AND INSURANCE:

          (1) "Tax and Insurance Costs" shall mean all of the following paid or payable by Landlord with respect to the Project or any portion thereof:
(i) all federal, state and local sales, use, ad valorem, rental, value added, and other taxes (other than Landlord's income or franchise taxes) and special assessments and other governmental charges; and (ii) all insurance premiums, including, without limitation, public liability, casualty, rental and property damage insurance.

          (2) Landlord shall pay all Tax and Insurance Costs; however, Landlord may in its discretion defer such payment to the extent permitted by applicable laws so long as contested by Landlord in good faith and so long as Tenant's occupancy of the Premises is not lawfully disturbed.

          (3) For each calendar year of the term of this Lease, Tenant shall pay to Landlord as additional Rent hereunder its "pro rata portion" of the Tax and Insurance Costs computed by multiplying the Tax and Insurance Costs by a fraction, the numerator of which is the number of rentable square feet in the Leased Premises, and the denominator of which is the number of rentable square feet in the Building.

COMMERCIAL LEASE AGREEMENT - PAGE 7
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

          (4) Tenant shall pay one-twelfth of its pro rata portion of estimated Tax and Insurance Costs as estimated by Landlord, along with the monthly Base Rental payment each month, during the term of this Lease. As soon as available after the expiration of each calendar year during the term of this Lease, Landlord shall submit a reconciliation statement to Tenant setting forth (1) Tenant's pro rata portion of the Tax and Insurance Costs due from Tenant for the preceding calendar year, (ii) the amount of Tax and Insurance Costs paid by Tenant during such calendar year, and (iii) the amount, if any, either overpaid or remaining due from Tenant to Landlord. Within (10) days after receipt of such statement, Tenant shall remit to Landlord the amount said statement shows to be due from Tenant or, if Tenant has overpaid, Landlord shall credit the amount overpaid to Tenant's pro rata portion of Tax and Insurance Costs next due. If Tenant is not in default and this Lease terminated at the end of such prior year, Landlord shall refund such overpayment to Tenant.

          (5) For the calendar years in which this Lease commences and terminates, Tenant's liability for its pro rata portion of the Tax and Insurance Costs for such partial calendar years shall be subject to pro rata adjustment based upon the number of days of the term elapsing during such partial year. Where the applicable charges are not available prior to the end of the term hereof, then the aforesaid adjustment shall be made between Landlord and Tenant after Landlord shall have received the charges for such period, it being specifically agreed that Landlord's and Tenant's obligations under this Paragraph shall survive the expiration of the term of this Lease.

          (6) The failure of Landlord to exercise its rights hereunder to estimate Tax and Insurance Costs and require payment of same as additional Rent shall not constitute a waiver of such rights which rights may be exercised from time to time at Landlord's discretion.

     (b)  COMMON AREA MAINTENANCE:

          (1) "Common Area Maintenance Expenses" shall mean any and all expenses (other than the Tax and Insurance Costs described above) arising from the maintenance, repair, replacement and operation of, and modifications and improvements to comply with governmental mandate to, the Project's common areas and any portions of the Project for which Landlord is responsible hereunder (excluding only expenses associated with structural integrity of the roof, foundation, and exterior walls) including, but not limited to, management fees, utility expenses (if furnished by Landlord), wages and fringe benefits payable to employees of Landlord whose duties are connected with the operation and maintenance of the Project, amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Project, including without limitation common areas and parking areas and roof, exterior wall and foundation work that is not related to structural integrity. Any capitalized expenditures included within the foregoing (together with reasonable finance charges) will be amortized for purposes of this Paragraph over a three (3) year period.

          (2) The term "Common Area Maintenance Expenses" shall not include repair, restoration or other work occasioned by fire, windstorm or other casualty with respect to which

COMMERCIAL LEASE AGREEMENT - PAGE 8
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

Landlord actually receives insurance proceeds, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating of space for new tenants, interest or principal payments or any mortgage or other indebtedness of Landlord, compensation paid to any employee of Landlord above the grade of building superintendent, or depreciation allowance or expense.

          (3) Tenant agrees to pay as additional Rent its pro rata portion (as defined in Paragraph 6(a)(3) above) of the Common Area Maintenance Expenses. Tenant shall pay one-twelfth of its pro rata portion of estimated Common Area Maintenance Expenses as estimated by Landlord, along with the monthly Base Rental payment each month during the term of this Lease. As soon as available after the expiration of each calendar year during the term of this Lease, Landlord shall submit a statement to Tenant setting forth (i) Tenant's pro rata portion of the Common Area Maintenance Expenses due from Tenant for the preceding calendar year, (ii) the amount of Common Area Expenses paid by Tenant during such calendar year, and (iii) the amount, if any, either overpaid or remaining due from Tenant to Landlord. Within ten
(10) days after receipt of such statement, Tenant shall remit to Landlord the amount said statement shows to be due from Tenant or, if Tenant has overpaid, Landlord shall credit the amount overpaid to Tenant's pro rata portion of Common Area Maintenance Expenses next due. If Tenant is not in default and this Lease terminated at the end of such prior year, Landlord shall refund such overpayment to Tenant.

          (4) For the calendar years in which this Lease commences and terminates, Tenant's liability for its pro rata portion of the Common Area Maintenance Expenses for such partial calendar years shall be subject to pro rata adjustment based upon the number of days of the term elapsing during such partial year. Where the applicable expenses are not available prior to the end of the term hereof, then the aforesaid adjustment shall be made between Landlord and Tenant after Landlord shall have received all of the expenses for such period, it being specifically agreed that Landlord's and Tenant's obligations under this Paragraph shall survive the expiration of the term of this Lease.

          (5) The failure of Landlord to exercise its rights hereunder to estimate expenses and require payment of same as additional Rent shall not constitute a waiver of such rights which rights may be exercised from time to time at Landlord's discretion.

     (c) In any event, Tenant shall be responsible for insuring and paying all taxes upon Tenant's furniture, machinery, goods, supplies, fixtures, Alterations (below defined) or other improvements, and other property on the Project.

7.   TENANT REPAIRS AND MAINTENANCE:

     (a) Tenant shall maintain all parts of the Leased Premises and their appurtenances (except those for which Landlord is expressly responsible under this Lease) in good, clean and sanitary condition, at its own expense.
Tenant shall promptly make all necessary repairs and replacements to the Leased Premises, including but not limited to electric light lamps or tubes, windows, glass and plate glass, interior and exterior doors, any special office entry, interior walls and finish work,

COMMERCIAL LEASE AGREEMENT - PAGE 9
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

floors and floor coverings, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, and plumbing work and
fixtures.   Replacement and repair parts, materials and equipment shall be of quality equivalent to those initially installed within the Leased Premises, and repair and maintenance work shall be done in a good and workmanlike manner and in accordance with existing laws, rules, regulations and ordinances.

     (b) Tenant shall not damage or disturb the integrity, structural integrity, or support of any wall, roof, or foundation of the Building. Any damage to these areas caused by Tenant or Tenant's Representatives (defined in Paragraph 7(g)) shall be promptly repaired by Tenant at its sole cost and expense.

     (c) Landlord shall have the right to coordinate any repairs, maintenance and replacement of any rail tracks serving or to serve the Project, and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand for a share of the cost of such repairs, maintenance and replacement and any other sums specified in any agreement to which Landlord is a party respecting such tracks. Tenant's share of such costs shall be additional Rent and shall reflect a proration based on the ratio that Tenant's use, in number of cars, bears to the total rail use, in number of cars, by all rail users in the Project.

     (d) Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance service contract with a maintenance contractor for servicing all heating, ventilation and air conditioning systems and equipment within, and any other equipment or machinery installed by Landlord in, or to serve, the Leased Premises. The maintenance contractor and the contract are subject to Landlord approval which shall not be unreasonably withheld. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Leased Premises. If Tenant fails to enter into such service contract as required, Landlord shall have the right to do so on Tenant's behalf, and Tenant agrees to pay Landlord the cost and expense of same upon demand, and such amount shall be considered additional Rent.

     (e) Tenant shall at its own expense keep the Leased Premises pest-free and pay all charges for pest control and extermination within the Leased Premises.

     (f) At the termination of this Lease, Tenant shall deliver the Leased Premises "broom clean" to Landlord in the same good order, configuration, and condition as existed at the Commencement Date of this Lease, ordinary wear, natural deterioration beyond the control of Tenant, and damage by fire, tornado or other casualty excepted. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Leased Premises and shall arrange to meet with Landlord for a joint inspection of the Leased Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Leased Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

COMMERCIAL LEASE AGREEMENT - PAGE 10
--------------------------
LEASE 2

     (g) Not in limitation on the foregoing, it is expressly understood that Tenant shall repair and pay for all damage caused by the negligence of Tenant, Tenant's employees, officers, directors, partners, agents, invitees, licensees, contractors, representatives, or others for whom Tenant is legally responsible (all such persons and entities being herein collectively referred to as "Tenant's Representatives") or caused by Tenant's default hereunder.

     (h) If Landlord shall give Tenant written notice of defects or need for repairs for which Tenant is responsible under this Lease, and if Tenant shall fail to make or fails to commence to make repairs within 30 days of Landlord's notification or such shorter time as is reasonable if expedited repair is needed to avoid injury or damage, Landlord shall have the option to cure said defect or repair, and Tenant shall pay to Landlord all costs and expenses incurred on demand.

8.  LANDLORD'S REPAIRS:

     (a) Landlord shall be responsible, at its expense, for, but only for, the structural integrity of the roof, foundation and exterior walls of the Building. In further limitation on Landlord's responsibilities hereunder, (i) the foregoing does not include maintenance and repair that are a result of deterioration due to wear and tear or the passing of time; (ii) any repair to the roof, foundation or exterior walls occasioned by the act of omission of Tenant or Tenant's Representatives shall be the responsibility of Tenant; (iii) the term "walls" as used in this Paragraph 8 shall not include windows, glass or plate glass, interior doors, special store fronts, office entries or exterior doors; and (iv) Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible at its expense under this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. Tenant shall promptly give Landlord written notice of defects or need for repairs, after which Landlord shall have 30 days to commence to repair or cure such defect.

     (b) Landlord shall perform the work which gives rise to Common Area Maintenance Expenses, subject to payment therefor by Tenant pursuant to the provisions of Paragraph 6(b) above. If the need for any such work shall come to the attention of Tenant, Tenant will promptly so notify Landlord in writing.

9. UTILITY SERVICE: Tenant shall pay the cost of all utility services including, but not limited to, initial connection charges and deposits and all charges for gas, water, trash disposal, sewer, telephone or other telecommunications, and electricity used on the Leased Premises. Tenant shall pay all costs caused by Tenant introducing excessive pollutants into the sanitary or storm sewer system, including permits, fees, assessments, and charges levied by any governmental subdivision for any pollutants or solids other than ordinary human waste.

10. SIGNS: No sign, door plaques, advertisement, or notice shall be displayed, painted or affixed by Tenant on any part of the Project, Building, parking facilities, or Leased Premises without prior written consent of Landlord. The color, size, character, style, material, placement and location and method of attachment to the Building shall be subject to Landlord's approval, and to any applicable governmental laws, ordinances, regulations, project specifications, and other requirements.


COMMERCIAL LEASE AGREEMENT - PAGE 11
--------------------------
LEASE 2

Landlord's notice of approval or disapproval shall be delivered to Tenant within ten (10) days of Tenant's written request for same. Signs, if approved by Landlord, shall be placed by a contractor approved by Landlord and paid for by Tenant. Tenant shall remove all such signs at the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Project and other improvements, and Tenant, at its sole expense, shall repair any injury or defacement, including, without limitation, any discoloration caused by such installation and/or removal. Landlord may erect a sign or signs on the Leased Premises indicating that the Leased Premises are for lease during the six (6) month period prior to the expiration of this Lease.

11. USAGE: Tenant warrants and represents to Landlord that the Leased Premises shall be used and occupied only for the purpose of: General office, manufacturing and distribution of custom golf clubs and related activities.
Any change in the stated usage purposes shall be subject to the prior written approval of Landlord. Tenant shall occupy the Leased Premises, conduct its business, and control Tenant's Representatives in a lawful and reputable way and as not to create any nuisance. Tenant shall not commit, or allow to be committed, any waste on the Leased Premises or the Project. Tenant may not use the Leased Premises for the use, storage, or distribution of hazardous or environmentally offensive substances, for underground storage, or for any unlawful purposes.

12.  INSURANCE:

     (a) Tenant shall not permit the Leased Premises to be used in any way which would be hazardous or which would in any way increase the cost of or render void any insurance on the improvements, and Tenant shall immediately, on demand, cease any use which violates the foregoing or to which Landlord's insurer or any governmental or regulatory authority objects. If at any time during the term of this Lease Tenant's use or vacancy shall cause an increase in premiums, and in particular, but without limitation, if the State Board of Insurance or other insurance authority disallows any of Landlord's sprinkler credits or imposes an additional penalty or surcharge in Landlord's insurance premiums because of Tenant's original or subsequent placement or use of storage racks or bins or method of storage or because of the nature of Tenant's inventory or any other act of Tenant, Tenant agrees to pay as additional Rent the increase in Landlord's insurance premiums.

     (b) Tenant, at its sole cost and expense, shall procure and maintain throughout the term of this Lease a policy or policies of insurance insuring Landlord, Landlord's management company and lender, and Tenant against all claims for property damages, personal injury or death of others occurring on or in connection with: (i) the Leased Premises; (ii) the condition of the Leased Premises; (iii) Tenant's operations in and maintenance and use of the Leased Premises; (iv) Tenant's and Tenant's Representatives' use of the common areas of the Project, and (v) Tenant's liability assumed under this Lease. The limits of such policy or policies shall be not less than $ 2,000,000.00 combined single limit coverage per occurrence for injury to persons (including death) and/or property damage or destruction, including loss of use.


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

     (c) All such policies shall be procured by Tenant from insurance companies satisfactory to Landlord naming the following as co-insureds: (i) Landlord; (ii) Landlord's management company, JACKSON-SHAW COMPANY; and, (iii) Landlord's mortgage holder, if any. Certified copies of such policies together with receipt for payment of premiums, shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of renewal policies and evidence of the payment of renewal premiums shall be delivered to Landlord. All such original and renewal policies shall provide for at least thirty (30) days written notice to Landlord before such policy may be canceled or changed to reduce insurance coverage provided thereby. Upon request of Landlord, Tenant further agrees to complete and return to Landlord an insurance questionnaire (such form to be provided by Landlord) regarding Tenant's insurance coverage and intended use of the Leased Premises. Tenant warrants and represents that all information contained in such questionnaire shall be true and correct as of the date thereof and shall be updated by Tenant from time to time upon Landlord's request.

13.  (INTENTIONALLY DELETED)

14. COMPLIANCE WITH LAWS, RULES AND REGULATIONS: Tenant shall comply with all applicable laws, ordinances, orders, rules and regulations of state, federal, municipal, or other agencies or bodies relating to the use, condition and occupancy of and business conducted on the Leased Premises, including without limitation, the Americans with Disabilities Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Act, and the rules, regulations and directives of the U.S. Environmental Protection Agency.

15. ASSIGNMENT AND SUBLETTING: The Tenant agrees not to assign, transfer, or mortgage this Lease or any right or interest therein or sublet the Leased Premises or any part thereof, without the prior written consent of Landlord, such consent not to be unreasonably withheld. No assignment or subletting shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as a principal (and not as a guarantor or surety) to the same extent as though no assignment or subletting had been made. Consent by Landlord to any one assignment or subletting shall not be construed to be consent to any additional assignment or subletting. Each such successive act shall require similar consent of Landlord. Landlord shall be reimbursed by Tenant for any costs or expenses incurred as a result of Tenant's request for consent to any such assignment or subletting, including legal costs. In the event Tenant subleases the Leased Premises, or any portion thereof, or assigns this Lease with the consent of the Landlord at an annual Base Rental exceeding that stated herein, such excess shall be paid by Tenant to Landlord as additional Rent hereunder within ten (10) days after receipt by Tenant. Upon the occurrence of an "event of default" as defined below, if all or any part of the Leased Premises is then assigned or sublet, Landlord may, in addition to any other remedies provided by this Lease or provided by law, collect directly from the assignee or subtenant all rents due to Tenant. Landlord shall have a security interest in all property on the Leased Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or subtenant shall not be construed, however, to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease. Notwithstanding the foregoing, it is expressly agreed that if this Lease is assigned to any person or


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

entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Sec. 101 et seq, as amended (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.
*Should Tenant be acquired by a Corporation whose net worth is greater than Tenant's, and whose use of the space is the same as Tenant's, then Landlord will automatically approve an assignment of Tenant's interest in the Lease.

16.  ALTERATIONS AND IMPROVEMENTS:

     (a) Tenant shall not make or perform, or permit the making or performance of, any initial or subsequent tenant finish work or any alterations, installations, decorations, improvements, additions or other physical changes in or about the Leased Premises (referred to collectively as "Alterations") without Landlord's prior consent. Landlord shall be under no obligation to allow Alterations of any kind and may withhold its consent without cause. Notwithstanding the foregoing provisions or Landlord's consent to any Alterations, all Alterations shall be made and performed in conformity with and subject to the following provisions: All Alterations shall be made and performed at Tenant's sole cost and expense in a good and workmanlike manner. Alterations shall be made only by contractors or mechanics approved by Landlord, such approval not to be unreasonably withheld. Tenant shall submit to Landlord detailed plans and specifications (including architectural layout, mechanical and structural drawings) for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's written approval of such plans and specifications. Prior to the commencement of each proposed Alteration, Tenant shall furnish to Landlord a certificate evidencing worker's compensation insurance coverage for all persons to be employed in connection with such Alterations, including those to be employed by all contractors and subcontractors, and of comprehensive public liability insurance (including property damage coverage) in which Landlord, its agents, and any lessor under any ground or underlying lease, and any mortgagee of the Building shall be named as parties insured, which policies shall be issued by companies and shall be in form and amounts satisfactory to Landlord and shall be maintained by Tenant until the completion of such Alteration. Tenant shall cause its contractor and each subcontractor to provide Landlord with a Certificate of Completion of the Alterations and a Bills Paid Affidavit and full Lien Waiver. Tenant shall, if required by Landlord at the time of Landlord's consent to the Alterations, agree to restore the Leased Premises at the termination of this Lease to their condition prior to making such Alterations. All permits, approvals and certificates required by all governmental authorities shall be timely obtained by Tenant and submitted to Landlord. Notwithstanding Landlord's approval of plans and specifications for any Alterations, all Alterations shall be made and performed in full compliance with all applicable laws, orders, rules,


COMMERCIAL LEASE AGREEMENT - PAGE 14
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

standards and regulations of Federal, State, County, and Municipal authorities, including, without limitation, all directions, pursuant to law, of all public officers, and with all applicable rules, orders, regulations and requirements of the local Board of Fire Underwriters or any similar body ("Applicable Laws"). Landlord's approval shall not in any way be considered an indication that the plans and specifications comply with Applicable Laws. All materials and equipment to be incorporated in the Leased Premises as a result of all Alterations shall be new and first quality. No such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement. Whether such Alterations are being performed by Tenant in connection with Tenant's initial occupancy of the Leased Premises or subsequently, Tenant agrees to make proper application for, and obtain, a Building Permit and a Certificate of Occupancy from the city in which the Leased Premises are located. Tenant shall furnish copies of such permit and certificate to Landlord promptly after issuance of same.

     (b) All appurtenances, fixtures, improvements, and other property attached to or installed in the Leased Premises, whether by Landlord or Tenant or others, and whether at Landlord's expense or Tenant's expense, or the joint expense of Landlord and Tenant, shall be and remain the property of Landlord, except that any such fixtures, improvements, additions, and other property which have been installed at the sole expense of Tenant and which are removable without material damage to the Leased Premises shall be and remain the property of Tenant. If no event of default has occurred, Tenant may, and if Landlord so elects Tenant shall, remove any property belonging to Tenant at the end of the term hereof, and Tenant shall repair or, at Landlord's option, shall pay to Landlord the cost of repairing any damage arising from such removal. Any replacements of any property of Landlord, whether made at Tenant's expense or otherwise, shall be and remain the property of Landlord.

17.   CONDEMNATION:

     (a) If, during the term (or extension or renewal) of this Lease, all or a substantial part of the Leased Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the then current use of the Leased Premises, this Lease shall terminate and the Rent shall be prorated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority.

     (b) If a portion of the Leased Premises is taken and this Lease is not terminated as provided in Paragraph 17(a) above, if condemnation proceeds are sufficient and if restoration is feasible, Landlord may, at its option restore the Project (other than Alterations) in order to make it reasonably tenantable and suitable for Tenant's approved use. During such restoration, Rent shall be reduced by the amount of business or rent interruption insurance proceeds actually received by Landlord, or Rent shall be paid based on the portion of the Leased Premises Tenant can occupy. Upon completion of such restoration, the Rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances.


COMMERCIAL LEASE AGREEMENT - PAGE 15
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

     (c) In the event of such taking or private purchase in lieu thereof, Tenant may seek a separate award for any loss of improvements made or paid for by Tenant, its personal property, and its moving expenses (so long as no such claim diminishes Landlord's claim or award), but all other claims of any nature shall belong to Landlord. In the event Tenant does not receive such a separate award, Landlord shall be entitled to receive any and all sums awarded for the taking.

     (d) Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Building and/or Project requires that the condemnation proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is imposed. All rights and obligations under this Lease shall then cease. If Landlord does not receive condemnation proceeds sufficient for restoration (such as when its mortgagee does not allow the proceeds to be used for such purposes) and if restoration is economically reasonably feasible, Tenant will have the option of supplementing available proceeds to allow restoration, and Tenant's actual costs will be reimbursed through a monthly prorata credit against rent beginning after Landlord's mortgage has been paid in full.

18.  FIRE AND CASUALTY:

     (a) If the Building should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate verbal and written notice thereof to Landlord.

     (b) If the Building should be totally destroyed by fire, tornado, or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot reasonably be completed within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of such damage, at the option of either Landlord or Tenant, this Lease shall terminate, and the Rent shall be abated during the unexpired portion of this Lease effective upon the date of occurrence of such damage.

     (c) If the Building should be damaged by any peril that will be wholly compensated (subject to deductibles) by the insurance maintained by Landlord or if Landlord, in its sole discretion, so chooses notwithstanding a deficiency in such proceeds, and if rebuilding or repairs can reasonably be completed within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall then proceed with reasonable diligence to rebuild and repair the Building to substantially the same condition in which it existed prior to such damage. Landlord shall not be required, however, to rebuild, repair, or replace Tenant's furniture, fixtures, Alterations, inventory or other personal property. If the Leased Premises are untenantable in whole or in part during restoration, the Rent payable hereunder during the period in which they are untenantable shall be reduced by the amount of business or rent interruption insurance proceeds actually received by Landlord. If Landlord should fail to complete such repairs and rebuilding within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of such damage, Tenant may terminate this Lease by delivering written notice of termination to Landlord. Such termination shall be Tenant's exclusive remedy and all rights and obligations of the parties under the Lease shall then cease. Notwithstanding the foregoing provisions of this Paragraph 18(c), Tenant agrees that if the Leased


COMMERCIAL LEASE AGREEMENT - PAGE 16
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

Premises, the Building and/or Project are damaged by fire or other casualty caused by the fault or negligence of Tenant or Tenant's Representatives, Tenant shall have no option to terminate this Lease even if the damage cannot be repaired within one hundred eighty (180) days, and the Rent shall not be abated or reduced before or during the repair period.

     (d) Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Building and/or Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is imposed. All rights and obligations under this Lease shall then cease. If Landlord does not receive insurance proceeds sufficient for restoration (such as when its mortgagee does not allow the proceeds to be used for such purposes) and if restoration is economically reasonably feasible, Tenant will have the option of supplementing available proceeds to allow restoration, and Tenant's actual costs will be reimbursed through a monthly prorata credit against rent beginning after Landlord's mortgage has been paid in full.

19. CASUALTY INSURANCE: Landlord shall at all times during the term of this Lease maintain a policy or policies of business or rental interruption insurance and a policy or policies of insurance insuring the Building against eighty percent (80%) of full replacement cost for loss or damage by fire, explosion, and other customary hazards. Such policies will not insure any personal property (including, but not limited to any furniture, machinery, goods, or supplies) of Tenant or which Tenant may have in the Leased Premises or any fixtures installed by or paid for by Tenant upon or within the Leased Premises or any Alterations or other improvements which Tenant may construct or install on the Leased Premises or any signs identifying Tenant's business located on the exterior of the Building, insurance for all of which shall be Tenant's responsibility.

20. WAIVER OF SUBROGATION: To the extent that Landlord or Tenant receives casualty insurance proceeds, such recipient hereby waives and releases any and all rights, claims, demands and causes of action such recipient may have against the other on account of any loss or damage occasioned to such recipient or its businesses, real and personal properties, the Leased Premises, the Building, the Project, or its contents, arising from any risk or peril covered by any insurance policy carried by either party and for which such proceeds are actually received. Inasmuch as the above mutual waivers will preclude the assignment of any such claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give to its respective insurance companies written notice of the terms of such mutual waivers and to have their respective insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers. This provision shall be cumulative of Paragraph 21 below.

21. HOLD HARMLESS: Landlord shall not be liable to Tenant, Tenant's Representatives, or any other person for any injury to person or damage to property on or about the Leased Premises or the Project caused by the negligence or misconduct of Tenant, or Tenant's Representatives, entering upon the Leased Premises or the Project. Tenant agrees to indemnify and hold Landlord harmless from any and all loss, attorney's fees, expenses, or claims arising out of any such damage, loss or


COMMERCIAL LEASE AGREEMENT - PAGE 17
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

injury. Tenant shall not be liable to Landlord, Landlord's employees, agents, invitees, licensees or visitors for any injury to person or damage to property on or about the Leased Premises or the Project caused by the negligence or misconduct of Landlord, its agents, employees, agents, invitees, licensees or visitors. Landlord agrees to indemnify and hold Tenant harmless from any and all loss, attorney's fees, expenses, or claims arising out of any such damage, loss or injury.

22. QUIET ENJOYMENT: Landlord warrants that it has full right to execute and to perform this Lease and to grant the estate demised herein and that Tenant, upon payment of the required Rent and performance of the covenants and agreements contained in this Lease, shall peaceably and quietly have, hold, and enjoy the Leased Premises during the full term of this Lease, including any extensions or renewals thereof.

23. LANDLORD'S RIGHT OF ENTRY: Landlord shall have the right to enter the Leased Premises for the following reasons: inspection, cleaning or making repairs, making such alterations or additions as Landlord may deem necessary or desirable; installation of utility lines servicing the Leased Premises or any other space in the Building; determining Tenant's use of the Leased Premises, or for determining if any event of default under this Lease has occurred. Landlord shall attempt to give twenty-four (24) hours verbal notice to Tenant prior to such entry during business hours, except in cases of emergency or when an event of default has occurred in which cases Landlord may enter the Leased Premises at any time and without prior notice. During the period that is six
(6) months prior to the end of the Lease term, Landlord and Landlord's agents and representatives shall have the right to enter the Leased Premises at any reasonable time during business hours, without notice, for the purpose of showing the Leased Premises and shall have the right to erect on the Leased Premises a suitable sign indicating the Leased Premises are available for lease.

24. ASSIGNMENT OF LANDLORD'S INTEREST IN LEASE: Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations with respect to the Project, the Leased Premises, and this Lease, including Tenant's Security Deposit. Upon and after such transfer, Landlord shall be released from any further obligation under this Lease and Tenant agrees to look solely to Landlord's successor for the performance of such obligations.

25. LANDLORD'S LIEN: In addition to any statutory lien for Rent in Landlord's favor, Landlord shall have, and Tenant hereby grants to Landlord, a continuing security interest for all Rent and other sums of money becoming due under this Lease from Tenant upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, and other personal property of Tenant situated on or arising from the Leased Premises. Such property shall not be removed without the consent of Landlord which consent may be withheld by Landlord until all of Tenant's duties and obligations have been performed in full. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided in this Lease or by law, all rights and remedies under the Texas Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created.


COMMERCIAL LEASE AGREEMENT - PAGE 18
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

*Upon written request, Landlord will subordinate its lien created herein to any lender of Tenant.

26. DEFAULT BY TENANT: The following shall be events of default by Tenant under this Lease:

     (a) Tenant's failure to pay any installment of Rent or other payment required pursuant to this Lease and the failure is not cured within ten (10) days after it is due and after written notice to Tenant;

     (b) Tenant's abandonment or vacation of any part of the Leased Premises, whether or not Tenant is in default of the Rent payments due under this Lease;

     (c) Tenant's failure to comply with any term, provision or covenant of this Lease, other than the defaults listed in the other subparagraphs of this Paragraph 26, and the failure is not cured within ten (10) days after written notice thereof to Tenant;

     (d) Tenant's filing of a petition or adjudication as a debtor or bankrupt insolvent under the Bankruptcy Code or any similar law or statute of the United States or any state; or appointment of a receiver or trustee for all or substantially all of the assets of Tenant; or Tenant's transfer in fraud of creditors or assignment for the benefit of creditors of all or substantially all of Tenant's assets;

     (e) Tenant doing or permitting to be done any act which results in a lien being filed against the Leased Premises and the same is not removed within sixty (60) days after Landlord's notice thereof to Tenant.

27. REMEDIES FOR TENANT'S DEFAULT: Upon the occurrence of any event of default, Landlord shall have the option to pursue any one or more of the following remedies without any prior notice or demand:

     (a) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have, enter upon and take possession of the Leased Premises, and expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises. Landlord shall not be liable for prosecution or any claim for damages as a result of such actions. Tenant agrees to pay on demand the amount of all losses, costs, expenses, deficiencies, and damages, including, without limitation, reasonable reconfiguration expenses, rental concessions and other inducements to new tenants, advertising expenses and broker's commissions, which Landlord may incur or suffer by reason of Tenant's default or the termination of this Lease under this subparagraph, whether through inability to rent the Leased Premises on satisfactory terms or otherwise. Tenant acknowledges that its obligation to pay Base Rent and all additional Rent hereunder is not only compensation for use of the Leased Premises but also compensation for sums already expended and/or being expended by Landlord with respect to its obligations hereunder and with respect to the Leased Premises, and Tenant acknowledges that Tenant's default in timely payment of all sums due hereunder shall constitute significant financial loss to Landlord. Tenant


COMMERCIAL LEASE AGREEMENT - PAGE 19
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

further acknowledges that any failure to pay any sum due hereunder shall evidence Tenant's inability to meet its debts as they become due. In such event, in addition to Landlord's other remedies hereunder, Landlord shall be entitled to accelerate all Base Rental remaining unpaid hereunder, the entirety of which shall at the option of Landlord be immediately due and payable to the extent allowed by law.

     (b) Without termination of this Lease, Landlord may enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises (without being liable for prosecution or any claim for damages therefor) and relet the Leased Premises on behalf of Tenant and receive directly the rent from the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the Leased Premises and to reimburse Landlord on demand for any losses, costs, and expenses, including without limitation, reconfiguration expenses*, rental concessions and other inducements to new tenants, advertising costs or broker's commissions, which Landlord may incur or suffer as a result of Tenant's default or in reletting the Leased Premises.
*Reconfiguration expenses shall not exceed the unpaid amortized portion of Tenant's original tenant improvement costs.

     (c) Without terminating this Lease, Landlord may enter upon the Leased Premises (without being liable for prosecution or any claim for damages therefor) and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any losses, costs and expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease. Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this subparagraph.

     (d) With respect to Landlord's entry upon the Leased Premises under the provisions of subparagraphs (a), (b), and (c) above, no restriction of, or obligation imposed upon Landlord by, Texas Property Code Section 93.002 shall apply, such Section being superseded hereby. In particular, but without limitation, Landlord will have no duty or responsibility to Tenant to tender a key in the event of a change of locks, and Tenant will have no further right of possession except as otherwise expressly agreed by Landlord in writing. If Landlord changes the locks, Tenant shall be allowed to retrieve its business records from the Leased Premises.

     (e)  Landlord may pursue any remedy provided at law or in equity.

     (f) Landlord shall have no duty to relet the Premises, and the failure of Landlord to do so shall not release or affect Tenant's liability for Rent and other charges due hereunder or for damages.

     (g) No re-entry or reletting of the Premises or any filing or service of an unlawful detainer action or similar action shall be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given by Landlord to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease and Tenant's right to possession hereunder.


COMMERCIAL LEASE AGREEMENT - PAGE 20
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

     (h) To the extent allowed by law, Tenant hereby waives the protections and rights provided by Texas Property Code Section 93.002.

28. TERMINATION OF OPTIONS: If there exist any options or special rights which Landlord may have granted Tenant under this Lease including, but not limited to, options or rights regarding extensions of the term, expansion of the Leased Premises, or acquisition of any other interest in the Leased Premises, the Building, or the Project, then all such options and rights are independent of the leasehold estate hereby granted to Tenant by Landlord. Landlord and Tenant agree and acknowledge that the negotiated consideration for any such options or special rights is Tenant's entry into this Lease and that no portion of any sums due and payable by Tenant to Landlord hereunder is attributable thereto. In addition to, and not in lieu of, the above remedies of Landlord for Tenant's default, any and all such options or special rights shall be automatically terminated upon the occurrence of the following events:

     (a) Tenant shall have failed to pay when due any installment of Rent or other sums payable under this Lease for any three (3) consecutive months during the Lease term or any renewal or extension thereof, or for any ten (10) months during the Lease term or any renewal or extension thereof, whether or not said defaults are cured by Tenant; or

     (b) Tenant shall have received two (2) or more notices of default under Paragraph 26(c) within any one calendar year with respect to any other covenant of this Lease, whether or not such default(s) is/are cured; or

     (c) Tenant shall have committed or suffered to exist any other event of default described under Paragraph 26 above, whether or not such default is cured by Tenant.

29. WAIVER OF DEFAULT OR REMEDY: Failure of Landlord to declare a default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not be a waiver of the default. Landlord shall have the right to declare the default at any time and take such action as its lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Paragraphs 27 or 28 above shall not preclude pursuit of any one or more of the other remedies provided therein or elsewhere in this Lease or as provided by law, nor shall pursuit of any remedy be a forfeiture or waiver of any Rent or damages accruing to Landlord by reason of the violation of any of the terms of this Lease. Failure by Landlord to enforce one or more of its remedies upon an event of default shall not be construed as a waiver of the default or of any other violation or breach of any of the terms contained in this Lease.

30. CHOICE OF LAW; VENUE; ATTORNEY'S FEES: It is specifically stipulated that this Lease shall be interpreted and construed according to the laws of the State in which the Leased Premises are located, and any suit brought on this Lease shall be maintained in the county in which the Leased Premises are located. Further, the prevailing party in any such litigation between the parties shall be entitled to recover, as a part of its judgment, reasonable attorney's fees and costs and expenses incurred therein.


COMMERCIAL LEASE AGREEMENT - PAGE 21
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

31. HOLDING OVER: Tenant will, at the termination of this Lease by lapse of time or otherwise, surrender immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this Lease and if the parties do not otherwise agree, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than thirty (30) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice. Further, all of the terms and provisions of this Lease shall be applicable during the hold over period, except that Tenant shall pay Landlord from time to time upon demand, as Base Rent for the period of any hold over, an amount equal to one and one-half times (1-1/2) the Base Rent in effect on the date of termination, computed on a daily basis for each day of the hold over period, plus all additional Rent and other sums due hereunder. If Tenant shall fail immediately to surrender possession of the Leased Premises to Landlord upon termination of this Lease, by lapse of time or otherwise, and Landlord has not agreed to such continued possession, as above provided, then, until Landlord can dispossess Tenant under the terms hereof or otherwise, Tenant shall pay Landlord from time to time upon demand, as Base Rent for the period of any such hold over, an amount equal to twice the Base Rent in effect on the date of termination, computed on a daily basis for each day of the hold over period, plus all additional Rent and other sums due hereunder. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly agreed by the parties. The preceding provisions of this Paragraph shall not be construed as Landlord's consent for Tenant to hold over.

32. RIGHTS OF MORTGAGEE: Tenant accepts this Lease subject and subordinate to any recorded mortgage, deed of trust or other lien (a "Mortgage") presently existing or hereafter to exist with respect to the Leased Premises. Further, but without limiting the preceding sentence, Landlord is hereby irrevocably vested with full power and authority to subordinate and/or to evidence such subordination of Tenant's interest under this Lease to any Mortgage hereafter placed on the Leased Premises, and Tenant agrees upon demand to execute such additional instruments subordinating this Lease, and further defining the terms of such subordination, as well as the attornment discussed below, as Landlord or the holder of any such Mortgage, may require. Tenant agrees to provide to the holder of any such Mortgage, whose name and address have been provided to Tenant (a "Mortgagee"), a copy of each notice to Landlord which alleges any act, omission, or condition that might constitute a default by Landlord hereunder and Mortgagee, in its sole discretion, shall have all rights of Landlord hereunder to cure any such default. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any Mortgage on the Leased Premises, at the election of the transferee (sometimes called the "Purchaser") Tenant shall be bound to the Purchaser under the terms and conditions of this Lease for the balance of the remaining Lease term, including any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease; provided, however, that such Purchaser shall not be liable or bound to Tenant
(i) for any act or omission of any prior landlord, (ii) for any offsets or defenses which Tenant might have against any prior landlord, (iii) for or by any Rent which Tenant might have paid for more than the current month, (iv) by any amendment or modification of, or consensual termination agreement with respect to, the Lease made without the Mortgagee's consent, (v) for any Security Deposit given by Tenant to a prior landlord unless such

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deposit is actually received by such Purchaser, (vi) for any repairs or replacements required by this Lease arising prior to the date Purchaser takes possession of the Leased Premises, or (vii) for any moving, relocation or refurbishment allowance or any construction of or payment or allowance for tenant improvements to the Leased Premises or any part thereof for the benefit of Tenant except as set forth in this Lease. Tenant further agrees at the election of the Purchaser to attorn to the Purchaser, including the Mortgagee if it be the Purchaser, as its Landlord. Such attornment shall be effective without the execution of any further instruments upon the Purchaser's succeeding to the interest of Landlord under this Lease. The respective rights and obligations of Tenant and the Purchaser upon the attornment, to the extent of the then remaining balance of the term of this Lease and any extensions and renewals, shall be and are the same as those set forth in this Lease, but Tenant agrees upon demand to execute such additional instruments defining the terms of such attornment as Landlord or the Purchaser may require. Each such Mortgagee and each such Purchaser shall be a third-party beneficiary of the provisions of this Paragraph.

*Upon written request by Tenant and provided Tenant is not in default of any terms, conditions, or provisions of the Lease, Landlord agrees to use best efforts to obtain a non-disturbance agreement from any lender or purchaser.

33. ESTOPPEL CERTIFICATES: Tenant agrees to furnish on the Commencement Date of this Lease and from time to time within ten (10) days of request by Landlord or Landlord's mortgagee, a statement certifying that the Tenant is in possession of the Leased Premises; the Leased Premises are acceptable; this Lease is in full force and effect; this Lease is unmodified; Tenant claims no present charge, lien, or claim of offset against Rent; the Rent is paid for the current month but is not paid and will not be paid for more than one month in advance (except estimated additional Rent under Paragraph 6); there is no existing default under this Lease; and such other matters as may be reasonably required by Landlord or Landlord's mortgagee.

34. SUCCESSORS: This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Landlord's interest in the Leased Premises cease to exist for any reason during the term of the Lease, then notwithstanding the happening of such event, at the election of Landlord's successor herein, this Lease shall nevertheless remain unimpaired and in full force and effect and Tenant hereunder agrees to attorn to the then owner of the Leased Premises.

35. REAL ESTATE COMMISSION: Tenant represents and warrants that is has dealt with no broker, agent, or other person other than Bradford Realty Services of Dallas, Inc., Mark Aston, in connection with this transaction, and that no other broker, agent, or other person brought about this transaction. Landlord and Tenant each agree to indemnify and hold the other harmless from and against any claims by any broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord respectively with regard to this transaction. The provisions of this Paragraph shall survive the termination of this Lease.

36. DEFAULT BY LANDLORD: Landlord shall not be in default, and Tenant shall have no right to any remedy at law or in equity, unless the act, omission, or condition allegedly giving rise to such default shall have continued uncured or unabated for a period of thirty (30) days following


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written notice to Landlord (with a copy to any Mortgagee as provided in
Paragraph 32 above) or, if such cure or abatement cannot be accomplished within said 30-day period, then, so long as Landlord or Mortgagee has commenced such cure or abatement within such 30-day period and diligently pursues same, such period shall be extended a reasonable time to allow completion of the cure or abatement.

37. MECHANIC'S LIENS: Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Leased Premises or the Project or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Each such claim shall affect, and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this Lease. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Leased Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Leased Premises or the improvements thereon. Tenant further agrees to save and hold Landlord harmless from any and all loss, cost, or expense based on or arising out of claims or liens asserted by parties by virtue of their dealings with Tenant and encumbering the leasehold estate or the right, title and interest of the Landlord in the Leased Premises or the Project. Under no circumstances shall Tenant be or hold itself out to be the agent or representative of Landlord with respect to any Alterations of the Leased Premises whether or not consented to or approved by Landlord hereunder.

38. HAZARDOUS WASTE: The term "Hazardous Substances," as used in this Lease shall mean petroleum and petroleum products and by-products, crude oil, pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use of which is regulated, restricted, prohibited or penalized, or the removal or disposal of which is required, by any "Environmental Laws," which term shall mean any and all federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to the pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Leased Premises that will produce any Hazardous Substances; (ii) the Leased Premises will not be used in any manner not in compliance with local and federal laws for the storage of any Hazardous Substances; (iii) no portion of the Leased Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; and (vi) Tenant will not permit any Hazardous Substances to be brought onto the Leased Premises, and if so brought thereon, then the same shall be stored and used in compliance with all local and federal laws regarding same. Landlord or Landlord's representative shall have the right but not the obligation to enter the Leased Premises for the purpose of ensuring compliance with all Environmental Laws. If Tenant in any manner contaminates the Leased Premises, then Tenant shall promptly and diligently institute proper and thorough clean-up procedures at Tenant's sole cost. Landlord hereby agrees to defend, indemnify and hold Tenant, its employees, partners, agents, contractors, officers and directors and their heirs, successors, and assigns harmless from any and all costs (including costs of litigation), reasonable attorneys' fees, expenses, liabilities, claims,


COMMERCIAL LEASE AGREEMENT - PAGE 24
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

damages or judgements arising or alleged to occur, and that result, or are alleged to result from the actual, or threatened discharge, dispersal, disposal, release or escape of Hazardous Substances or other wastes or pollutants (including, but not limited to asbestos, solid, liquid, gaseous or thermal irritants or contaminants, smoke, vapor, soot, fumes, acids, alkalis, chemicals, and water materials to be recycled, reconditioned or reclaimed), but only as the same are a direct result of any act or omission of Landlord or its agents, employees, contractors or subcontractors. Tenant hereby agrees to defend, indemnify and hold Landlord, its employees, agents, partners, contractors, officers and directors and their heirs, successors, and assigns harmless from any and all costs (including costs of litigation), reasonable attorneys' fees, expenses, liabilities, claims, damages or judgements arising or alleged to occur, and that result, or are alleged to result from the actual, or threatened discharge, dispersal, disposal, release or escape of Hazardous Substances or other wastes or pollutants (including, but not limited to asbestos, solid, liquid, gaseous or thermal irritants or contaminants, smoke, vapor, soot, fumes, acids, alkalis, chemicals, and water materials to be recycled, reconditioned or reclaimed), but only as the same are a direct result of any act or omission of Tenant or Tenant's Representatives.

39. ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES: It is expressly agreed by Tenant, as a material consideration for the execution of this Lease, that this Lease is the entire agreement of the parties and that there are and were no verbal representations, warranties, understandings, stipulations, agreements, or promises pertaining to this Lease not incorporated in this Lease. Tenant expressly agrees that there are and shall be no implied warranties of merchantability, fitness, habitability, or of any other kind and that Tenant's acceptance of the Leased Premises shall be "as is". It is likewise agreed that this Lease may not be altered, waived, amended, or extended except by an instrument in writing signed by both Landlord and Tenant. Not in limitation upon the foregoing, Landlord agrees that to the extent assignable, all warranties, if any shall exist, from contractors or suppliers with respect to the improvements to the Leased Premises hereunder are hereby partially assigned to Tenant to the extent necessary to avail Tenant of the benefits thereof with respect to its leasehold estate and property located at the Leased Premises.

40. FINANCIAL STATEMENTS: From time to time Landlord may need to obtain financing or renew financing on the Project, or perform calculations for various reasons regarding the value of the Project. Tenant hereby agrees to provide to Landlord financial statements on its business when requested, but not more than once annually, indicating the most current year end and quarterly financial status of the business. Landlord will not deliver such financial statement to any third party except in confidence and only as required by Landlord's lenders or in conjunction with appraisals of the Project.

41.  FORCE MAJEURE:

     (a) Landlord shall not be required to perform any covenant or obligation of this Lease or be liable in damages to Tenant for that time period during which the performance or non-performance of the covenant or obligation is delayed, caused by, or prevented by Tenant or Tenant's Representatives or by an act of God or force majeure.


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

     (b) Except with respect to the payment of Rent or any other sum due hereunder, Tenant shall not be required to perform any covenant or obligation of this Lease or be liable in damages to Landlord for that time period during which the performance or non-performance of the covenant or obligation is delayed, caused by, or prevented by Landlord or Landlord's Representatives or by an act of God or force majeure.

     (c) An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sit-downs, material or labor restrictions by any governmental authority, riots, floods, washouts, explosions, earthquakes, fire, storms, acts of the public enemy, wars, insurrections and any other similar cause not reasonably within the control of Landlord and which by the exercise of due diligence Landlord is unable, wholly or in part, to prevent or overcome.

42.  MISCELLANEOUS:

     (a) Words of any gender used in this Lease shall be held and construed to include any other gender; and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     (b) Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization and power of such party to enter into this Lease and the empowerment and authority of the individual signing below to bind his or her principal.

     (c) The captions inserted in this Lease are for convenience only and in no way define, limit, or otherwise describe the scope or intent of this Lease or any provision hereof, or in any way affect the interpretation of this Lease.

     (d) If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby; and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable there be added as a part of this Lease a clause as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

     (e)  Intentionally deleted

     (f) All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     (g) In the event that Tenant shall fail to perform any duty or obligation hereunder, whether maintenance, repair or replacement of the Leased Premises, maintenance of insurance, or otherwise, then Landlord may, but shall in no event be obligated to, without notice of any kind, take such actions as Landlord deems necessary or appropriate to remedy such Tenant failure, and any sums


COMMERCIAL LEASE AGREEMENT - PAGE 26
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

expended by Landlord together with fair and just compensation for the time and effort of Landlord in such efforts shall be deemed additional Rent hereunder due and payable by Tenant on demand.

     (h) If Tenant shall fail to pay, when the same is due and payable, any Rent or any other sum due hereunder, such unpaid amount shall bear interest from the tenth (10th) day after the due date thereof to the date of remittance at the rate of the lesser of 18% per annum and the maximum rate allowed by law.

     (i) Landlord does not in any way or for any purpose become a partner with Tenant in the conduct of its business or otherwise, nor a member of a joint venture with Tenant.

     (j) Tenant shall not record this Lease without the prior written consent of Landlord. However, upon the request of either party hereto, the other party shall join in the execution of a memorandum or so-called "short form" of this Lease for the purposes of recordation.

     (k) Time is of the essence in the performance of all the covenants, conditions, and agreements contained in this Lease.

     (l) Any duty, obligation, or debt and any right or remedy arising hereunder and not otherwise consummated and/or extinguished by the express terms hereof at or as of the time of termination of this Lease, whether at the end of the term hereof or otherwise, shall survive such termination as continuing duties, obligations, and debts of the obligated party to the other or continuing rights and remedies of the benefited party against the other.

     (m) This Agreement may be executed in one or more counterparts, each of which counterpart shall for all purposes be deemed to be an original; but all such counterparts together shall constitute but one instrument.

     (n) Attached hereto, marked Exhibit "A" through Exhibit "__", are certain exhibits to this Lease all of which are hereby incorporated herein by reference.

43.  NOTICE:

     (a) All Rent and other payments required to be made by Tenant to Landlord shall be payable to Landlord at the address set forth below or any other address that Landlord may specify from time to time by written notice delivered to Tenant.

     (b) All payments, if any, required to be made by Landlord to Tenant shall be payable to Tenant at the address set forth below or at any other address that Tenant may specify from time to time by written notice delivered to Landlord.

     (c) Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail return receipt requested, addressed to the parties at the


COMMERCIAL LEASE AGREEMENT - PAGE 27
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

respective addresses set forth below or such other address as hereinafter specified by notice given in accordance with this paragraph.

44. LIMITATION ON TENANT'S DAMAGES: Tenant agrees that any liability of Landlord under this Lease shall be limited solely to Landlord's interest in the Project, and no other assets of Landlord shall be subject to levy or execution.

Executed by Landlord and Tenant as of the below dates.

LANDLORD                               TENANT
JACKSON-SHAW TECHNOLOGY                ADAMS GOLF, INC., A TEXAS CORPORATION
CENTER II, LTD.
3860 W. Northwest Highway              2801 E. Plano Parkway
Suite 350                              Suite
Dallas, Texas  75220                         ----------------------
                                                 Plano, Texas  75074

By: Jackson-Shaw/Texas, Inc.,              By: B.H. Adams
   --------------------------                  -----------------------
   General Partner                         Its: CEO
   By: J. Michael Berg                          ----------------------
      -----------------------
   Its: Vice President
       ----------------------


Date: December 5, 1997                  Date: December 5, 1997
     ---------------------                   ----------------------








COMMERCIAL LEASE AGREEMENT - PAGE 28
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

                          EXHIBIT "A"

                       LEGAL DESCRIPTION






















COMMERCIAL LEASE AGREEMENT - PAGE 29
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

                             EXHIBIT "B"

                         TENANT IMPROVEMENTS

Landlord agrees, at Landlord's expense, to install the tenant improvements per the attached plans and specifications provided such plans and specifications have been approved by Landlord and Tenant. Landlord's estimate of the cost of these improvements is $911,890.00 ($14.00 per square foot). Should the actual construction costs exceed $911,890.00, Tenant shall pay such excess to Landlord prior to the commencement of the construction. This construction allowance is based on the cost to duplicate Tenant's finishes and space allocation in its current Leased Premises.

















COMMERCIAL LEASE AGREEMENT - PAGE 30
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

                                   ADDENDUM


This Addendum is entered into this ______day of November, 1997, between JACKSON-SHAW TECHNOLOGY CENTER II, LTD., as Landlord, and ADAMS GOLF, INC., as Tenant. This Addendum is an integral part of that certain Commercial Lease Agreement dated as of the date hereof between Landlord and Tenant to which it is attached (the "Lease"). If the terms and provisions of this Addendum conflict with those of the Lease, those of this Addendum shall prevail.


1) RENEWAL OPTION: Tenant is granted the option to extend the term of this Lease for one (1) extended term of five (5) years, provided no event of default exists at the time of exercise of the option and no condition exists which with the giving of notice or the passage of time or both would constitute an event of default, and Tenant gives written notice of its exercise of the option at least one hundred eighty (180) days prior to the expiration of the original term. The extension term shall be upon the same terms and conditions as set forth herein, except Tenant shall have no further right of renewal after the extension term prescribed above, and the Base Rental will be equal to the then prevailing rate for comparable space for a comparable term.

2) PARKING: Tenant shall be entitled to the non-exclusive use of the 217 parking spaces directly adjacent to the Leased Premises as shown on the attached site plan.

3) EXPANSION: If during the term of this Lease agreement, Landlord leases to or sells to Tenant a space or building of a size larger than the present Leased Premises in any development owned by Landlord, Tenant's then remaining obligations due under this Lease agreement shall be terminated upon the commencement date of the new lease or purchase agreement. Not withstanding the above-stated, Tenant shall remain obligated to pay for any Rents or other sums due Landlord as a result of Tenant's tenancy hereunder, and such obligation shall survive the termination of this Lease pursuant to this Paragraph 3.

4) SIGNAGE: Landlord shall pay for the cost of one (1) tenant identification sign for the Leased Premises. Such sign shall be in accordance to the sign criteria established for the Building.


COMMERCIAL LEASE AGREEMENT - PAGE 31
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

5) EARLY OCCUPANCY: Tenant shall be granted occupancy to the Leased Premises upon the substantial completion of the tenant improvements. The first two (2) weeks of Tenant's occupancy shall be considered to be Early Occupancy with all terms and conditions of the Lease in full force and effect except the base rent due for this two week early occupancy period shall be abated.


















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